UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

ALPHAONE
CAPITAL PARTNERS

AlphaOne Micro Cap Equity Fund

Annual Report

October 31, 2012

Investment Adviser:
AlphaOne Investment Services, LLC

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

The AlphaOne Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 855-4-ALPHAONE; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

Dear Shareholders:

Thank you for your support during the AlphaOne Micro Cap Equity Fund’s first full year in operations. Our investment team has a long history of managing micro cap portfolios and we are gratified to serve new clients this year and to see your Fund’s assets grow as more investors have allocated a share of their portfolios to micro cap through an investment in the Fund.

During the past twelve months, the Fund returned 11.74% (I Class Shares), 11.30% (Investor Class Shares) and 10.97% (R Class Shares) versus 12.08% for the Russell 2000 Index. Since inception on March 31, 2011, the Fund’s annualized return was 0.78% (I Class Shares), 0.46% (Investor Class Shares) and 0.20% (R Class Shares) — the Russell 2000 Index has declined over that period, with an annualized return of -0.50%.

We believe the U.S. economy stands at a unique point historically. Today, our economy is grappling with many widely recognized stresses: too much debt, relatively high unemployment, and the growing funding requirements of social programs such as Social Security and Medicare. Additionally, we have witnessed a recent expansion of the money supply in the form of repeated quantitative easing by the Federal Reserve. Much debate on the pros and cons of this form of monetary policy has accompanied each subsequent Federal Reserve action.

Within the framework of our bottom up stock picking, we do believe there is a need for continued quantitative easing until the U.S. economic situation shows fundamental improvement. Without improved fundamentals, a tightening of the money supply or the removal of monetary stimulus will forestall any economic recovery. If the Federal Reserve Bank were to end its monetary expansion program (essentially, the purchase of longer maturity fixed income securities), the result would be higher long-term interest rates. These higher interest rates would be detrimental to an economy in the middle of a debt deleveraging cycle, and we believe would result in even slower economic activity.

Amidst this backdrop, the AlphaOne Micro Cap Equity Fund has performed basically in line with the Russell 2000 Index over the past year, appreciating by nearly 12% (I Class Shares). Positive contribution to performance came from the Energy, Financial Services, Health Care and Producer Durables sectors. The Consumer Discretionary and Technology sectors were net detractors.

As we would expect in a relatively concentrated stock pickers’ portfolio, stock selection once again was the primary driver of portfolio performance. During the past six months, two of the best performing portfolio names were Banner Corporation (BANR) and AZZ Inc. (AZZ). BANR is a multi-billion dollar bank serving the Pacific Northwest. Strong earnings, raised guidance and the announced takeover of another regional bank provided the fuel for the stock’s price performance. AZZ manufactures electrical distribution components and equipment for U.S. commercial uses. The stock price increased in conjunction with rising earnings-per-share estimates.

Over the past year, Financial Services and Health Care have been the strongest sectors for the Fund producing positive contributions from numerous positions, including regional banking, medical devices, and clinical services.

The largest detractor over the last six months came from the Technology sector. GSI Group (GSIG) designs and develops laser-based solutions for manufacturers. Presently, the company is seeking to sell its semiconductor etching business. Although weak capital equipment spending could hurt the company’s near-term earnings, we approve of management and favor the remaining businesses for the long term.

Despite some important wins in individual names, the Technology sector together with Consumer Discretionary has detracted marginally over the last 12 months.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

In terms of portfolio positioning going forward, we continue to believe that the economy is in a low growth and low interest rate environment in which individuals and companies will seek to reduce debt in order to control costs. As such, we look for companies that can provide earnings growth at a pace substantially above GDP. We believe that the Financial Services (via reduced credit costs), Producer Durables (rising revenue and lower interest expense) and Health Care (reduced regulatory risk and increased demand) sectors should all enjoy above average earnings growth for the foreseeable future. We have been less sanguine about the Consumer Discretionary and Energy sectors. For both sectors, we need to see improved pricing power which will drive consistent earnings growth. For Consumer Discretionary, that will entail wage growth above inflation. For Energy companies, that will require a commodity price deck sufficiently high enough to drive increased demand for oil services.

Sincerely,

The AlphaOne Capital Partners Team

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

Growth of a $250,000 Investment

	Average Annual Total Return for the Periods Ended October 31, 2012*
	One Year Return	Annualized Inception to Date**
I Class Shares	11.74%	0.78%
Investor Class Shares	11.30%	0.46%
R Class Shares	10.97%	0.20%
Russell 2000 Index	12.08%	-0.50%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2011.
†	The graph is based on only I Class Shares; performance for Investor Class Shares and R Class Shares would be lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

Sector Weightings* (unaudited)

* Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 83.6%†
	Shares	Value

CONSUMER DISCRETIONARY — 3.1%
Citi Trends*	69,931	$858,753
Einstein Noah Restaurant Group	47,318	730,117
Red Robin Gourmet Burgers*	23,738	792,849

		2,381,719

ENERGY — 4.4%
Dawson Geophysical*	45,024	1,075,623
Natural Gas Services Group*	76,343	1,210,800
RPC	89,188	1,022,095

		3,308,518

FINANCIAL SERVICES — 25.7%
Banner	47,523	1,377,692
Berkshire Hills Bancorp	55,389	1,300,534
Bryn Mawr Bank	53,070	1,201,505
Calamos Asset Management, Cl A	120,845	1,305,126
Capital City Bank Group*	34,560	350,784
Columbia Banking System	62,464	1,106,237
Financial Institutions	62,597	1,191,847
First California Financial Group*	48,333	326,248
First Connecticut Bancorp	72,511	992,676
Flushing Financial	73,325	1,140,204
Iberiabank	15,793	786,333
OceanFirst Financial	84,297	1,175,100
Park Sterling*	207,877	1,039,385
Renasant	44,836	825,431
Sterling Bancorp, Cl N	84,403	806,049
Virginia Commerce Bancorp*	120,141	1,100,491
Webster Financial	57,349	1,261,678
West Coast Bancorp	53,520	1,178,510
WSFS Financial	23,764	1,006,524

		19,472,354

	Shares	Value

HEALTH CARE — 13.7%
Accuray*	73,000	$508,080
BioScrip*	113,283	1,043,337
Hanger Orthopedic Group*	54,698	1,386,594
HMS Holdings*	19,404	448,038
Merit Medical Systems*	70,486	1,017,818
MWI Veterinary Supply*	9,038	949,171
National Research	23,921	1,212,316
Natus Medical*	87,856	992,773
Synergetics USA*	95,905	420,064
US Physical Therapy	57,859	1,544,835
Vocera Communications*	30,749	826,841

		10,349,867

PRODUCER DURABLES — 28.7%
Altra Holdings	50,516	910,298
Astronics*	36,507	847,327
Astronics, Cl B*	5,246	119,863
AZZ	20,140	794,321
CRA International*	65,877	1,102,781
Douglas Dynamics	60,958	925,952
DXP Enterprises*	22,086	1,087,294
Exponent*	14,534	799,079
Forrester Research	27,339	791,191
GP Strategies*	34,628	666,589
Great Lakes Dredge & Dock	175,739	1,397,125
Hurco*	44,495	1,022,495
Knight Transportation	52,227	789,672
LB Foster, Cl A	34,897	1,151,950
LMI Aerospace*	56,606	1,136,649
Marten Transport	37,681	697,099
Multi-Color	49,233	1,118,574
Old Dominion Freight Line*	27,350	917,319
On Assignment*	51,231	977,488
Raven Industries	25,809	704,328
Standard Parking*	36,224	827,718
Team*	28,944	948,784
Thermon Group Holdings*	42,107	1,045,938
Titan Machinery*	40,393	955,294

		21,735,128

TECHNOLOGY — 8.0%
AXT*	210,604	676,039
Computer Task Group*	60,240	1,123,476
Dynamics Research*	34,675	223,653
GSI Group*	129,815	1,008,663

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
II-VI*	36,404	$601,030
IXYS	89,896	855,810
Methode Electronics	101,135	1,023,486
PDF Solutions*	38,496	509,687

		6,021,844

Total Common Stock (Cost $57,846,741)		63,269,430

CASH EQUIVALENT — 7.3%
BlackRock Liquidity Funds T-Fund Portfolio, 0.010% (A) (Cost $5,522,057)	5,522,057	5,522,057

Total Investments — 90.9% (Cost $63,368,798)		$68,791,487

Percentages are based on Net Assets of $75,689,753.
*	Non-income producing security.
†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2012.
Cl–	Class

As of October 31, 2012 all of the Fund’s investments are Level 1.

For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $63,368,798)	$68,791,487
Receivable for Capital Shares Sold	9,500,000
Receivable for Investment Securities Sold	115,629
Receivable due from Investment Adviser	16,658
Dividends and Income Receivable	9,734
Prepaid Expenses	14,485

Total Assets	78,447,993

Liabilities:
Payable for Investment Securities Purchased	2,630,560
Payable due to Investment Adviser	56,103
Payable due to Trustees	2,757
Payable due to Administrator	9,740
Chief Compliance Officer Fees Payable	1,901
Shareholder Service Fees Payable — R Class Shares	377
Payable for Distribution Fees — Investor Class Shares	65
Payable for Distribution Fees — R Class Shares	41
Other Accrued Expenses	56,696

Total Liabilities	2,758,240

Net Assets	$75,689,753

NET ASSETS CONSIST OF:
Paid-in Capital	$67,494,428
Accumulated Net Investment Loss	(184,088)
Accumulated Net Realized Gain on Investments	2,956,724
Net Unrealized Appreciation on Investments	5,422,689

Net Assets	$75,689,753

I Class Shares
Net Assets	$75,366,552
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,639,069

Net Asset Value, Offering and Redemption Price Per Share	$9.87

Investor Class Shares
Net Assets	$222,738
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,674

Net Asset Value, Offering and Redemption Price Per Share	$9.82

R Class Shares
Net Assets	$100,463
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,268

Net Asset Value, Offering and Redemption Price Per Share	$9.78

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
FOR THE YEAR ENDED
OCTOBER 31, 2012

STATEMENT OF OPERATIONS
Investment Income
Dividends	$477,481

Total Investment Income	477,481

Expenses
Investment Advisory Fees	465,625
Administration Fees	115,053
Trustees’ Fees	13,715
Chief Compliance Officer Fees	5,392
Distribution Fees — Investor Class Shares	482
Shareholder Servicing and Distribution Fees — R Class Shares	430
Transfer Agent Fees	97,064
Registration and Filing Fees	46,587
Legal Fees	30,668
Offering Costs	25,787
Printing Fees	23,244
Audit Fees	15,751
Custodian Fees	5,000
Other Expenses	10,572

Total Expenses	855,370

Less:
Waiver of Investment Advisory Fees	(193,403)
Fees Paid Indirectly	(3)

Net Expenses	661,964

Net Investment Loss	(184,483)

Net Realized Gain on Investments	3,031,725
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,432,667

Net Realized and Unrealized Gain on Investments	5,464,392

Net Increase in Net Assets Resulting from Operations	$5,279,909

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2012	Period Ended October 31, 2011*
Operations:
Net Investment Loss	$(184,483)	$(4,502)
Net Realized Gain on Investments	3,031,725	25,745
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,432,667	(114,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,279,909	(93,358)

Dividends and Distributions:
Net Realized Gains:
I Class Shares	(17,997)	—
Investor Class Shares	(2,778)	—
R Class Shares	(2,251)	—

Total Dividends and Distributions	(23,026)	—

Capital Share Transactions:
I Class Shares:
Issued	25,036,167	800,200
Issued in Connection with In-Kind Transfer†	44,751,554	—
Reinvestment of Dividends	17,996	—
Redeemed	(400,096)	—

Increase from I Class Share Capital Share Transactions	69,405,621	800,200

Investor Class Shares:
Issued	110,257	110,100
Reinvestment of Dividends	2,777	—
Redeemed	(5,078)	—

Increase from Investor Class Share Capital Share Transactions	107,956	110,100

R Class Shares:
Issued	1	100,100
Reinvestment of Dividends	2,250	—

Increase from R Class Share Capital Share Transactions	2,251	100,100

Net Increase in Net Assets from Capital Share Transactions	69,515,828	1,010,400

Total Increase in Net Assets	74,772,711	917,042

Net Assets:
Beginning of Period	917,042	—

End of Period	$75,689,753	$917,042

Accumulated Net Investment Loss	$(184,088)	$—

Shares Issued and Redeemed:
I Class Shares:
Issued	2,625,360	80,020
Issued in Connection with In-Kind Transfer†	4,974,108	—
Reinvestment of Dividends	2,054	—
Redeemed	(42,473)	—

Net I Class Shares Transactions	7,559,049	80,020

Investor Class Shares:
Issued	11,718	11,192
Reinvestment of Dividends	318	—
Redeemed	(554)	—

Net Investor Class Shares Transactions	11,482	11,192

R Class Shares:
Issued	—	10,010
Reinvestment of Dividends	258	—

Net R Class Shares Transactions	258	10,010

Net Increase in Shares Outstanding from Share Transactions	7,570,789	101,222

Amounts designated as “—” are $0 or zero shares.

*	Commenced operations on March 31, 2011.
†	See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

FINANCIAL HIGHLIGHTS
									Selected Per Share Data & Ratios
							For a Share Outstanding Throughout each Period
	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT LOSS^	NET REALIZED AND UNREALIZED GAIN (LOSS ) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DISTRIBUTIONS FROM REALIZED GAINS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN‡	NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & REIMBURSED FEES)		RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
I Class Shares†
2012	$9.06	$(0.04)	$1.07	$1.03	$(0.22)	$9.87	11.74%	$75,367	1.42%		1.81%		(0.39)%		52%
2011	10.00	(0.04)	(0.90)	(0.94)	—	9.06	(9.40)	725	1.49	*	41.19	*	(0.75	)*	37	**
Investor Class Shares†
2012	$9.05	$(0.06)	$1.05	$0.99	$(0.22)	$9.82	11.30%	$223	1.67%		5.96%		(0.64)%		52%
2011	10.00	(0.05)	(0.90)	(0.95)	—	9.05	(9.50)	101	1.74	*	41.59	*	(1.00	)*	37	**
R Class Shares†
2012	$9.04	$(0.08)	$1.04	$0.96	$(0.22)	$9.78	10.97%	$100	1.92%		8.24%		(0.86)%		52%
2011	10.00	(0.07)	(0.89)	(0.96)	—	9.04	(9.60)	91	1.99	*	41.69	*	(1.25	)*	37	**

†	Commenced operations on March 31, 2011.
^	Calculation performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized
**	Not Annualized

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The AlphaOne Micro Cap Equity Fund and the AlphaOne U.S. Equity Long Short Fund (the “AlphaOne Funds”) are each series of the Trust. The financial statements herein are those of the AlphaOne Micro Cap Equity Fund (the “Fund”). The Fund, which commenced operations on March 31, 2011, is diversified and seeks long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Effective May 1, 2012, the Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Fund’s net assets.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2012, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2012, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Classes — Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds in the Trust and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Organization and Offering Costs — Organization costs of the Fund, which commenced operations on March 31, 2011, have been expensed as incurred. Offering costs, including costs of printing initial prospectuses and registration fees, were amortized to expense over twelve months. As of October 31, 2012, the Fund had no remaining offering fees to be amortized.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase paid-in capital. For the year ended October 31, 2012, there were no redemption fees retained.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Fund Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The AlphaOne Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.11% of the first $750 million and 0.09% of average daily net assets over $750 million of the AlphaOne Funds’ average daily net assets, subject to a minimum fee of $255,000 for the two initial AlphaOne Funds, each with three classes of shares. Due to these minimums, the annual administration fee the AlphaOne Funds pay will exceed the above percentages at low asset levels.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares and R Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class Shares and R Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of I Class Shares of the Fund.

The Fund entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to R Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2012, the Fund incurred $241 of shareholder servicing fees, an effective rate of 0.25%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2012, the Fund earned credits of $3 of cash management credits. This amount is included in “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

AlphaOne Investment Services, LLC serves as the Adviser (the “Adviser”) to the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker dealers whose clients purchase shares of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep each Fund’s net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, dividend and interest expense on securities sold short, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.50% of the Fund’s average daily net assets until March 1, 2013. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the Fund net operating expenses (excluding excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets. The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of it at any time.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Fund’s total annual fund operating expenses (not including excluded expenses) and the amounts listed above to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of October 31, 2012, pursuant to the above, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $217,665, expiring in 2014, and $193,403, expiring in 2015.

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2012, were as follows:

	Purchases	Sales and Maturities
AlphaOne Micro Cap Equity Fund	$75,076,524	$21,165,261

There were no purchases or sales of long-term U.S. Government securities for the Fund.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to net operating losses and carryover wash sales from an in-kind contribution have been reclassified to (from) the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
AlphaOne Micro Cap Equity Fund	$395	$(73,218)	$72,823

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared during the fiscal year ended October 31, 2012 was a follows:

	Ordinary Income	Long-Term Capital Gain	Total
AlphaOne Micro Cap Equity Fund	$23,021	$5	$23,026

For tax purposes, short-term gains are considered ordinary income.

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings
AlphaOne Micro Cap Equity Fund	$3,631,598	$(184,088)	$4,747,815	$8,195,325

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2012 through October 31, 2012 and specified losses realized on investment transactions from November 1, 2011 through October 31, 2012, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2012 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
AlphaOne Micro Cap Equity Fund	$64,043,672	$7,948,672	$(3,200,857)	$4,747,815

8. In Kind:

On January 3, 2012, the I Class Shares of the Fund had a contribution in-kind from a separate account. As a result of the transfer, the securities and cash or receivables/payables were exchanged tax-free as follows:

	Shares Issued	Net Assets	Unrealized Gain
AlphaOne Micro Cap Equity Fund	4,974,108	$44,751,554	$3,104,623

9. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. Other:

At October 31, 2012, 52% of I Class Shares outstanding were held by three shareholders and 84% of Investor Class Shares outstanding were held by three shareholders on record owning 10% or greater of the aggregate total shares outstanding. 45% of Investor Class Shares outstanding and 100% of R Class Shares outstanding of the Fund were held by an affiliate of the Investment Adviser.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

11. Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12. Subsequent Event:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

AlphaOne Micro Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AlphaOne Micro Cap Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 31, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AlphaOne Micro Cap Equity Fund of The Advisors’ Inner Circle Fund at October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from March 31, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2012

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
AlphaOne Micro Cap Equity Fund, I Class Shares	$1,000.00	$1,026.00	1.42%	$7.25
AlphaOne Micro Cap Equity Fund, Investor Class Shares	1,000.00	1,022.90	1.67%	8.52
AlphaOne Micro Cap Equity Fund, R Class Shares	1,000.00	1,021.90	1.92%	9.78

Hypothetical 5% Return
AlphaOne Micro Cap Equity Fund, I Class Shares	$1,000.00	$1,018.05	1.42%	$7.22
AlphaOne Micro Cap Equity Fund, Investor Class Shares	1,000.00	1,016.84	1.67%	8.49
AlphaOne Micro Cap Equity Fund, R Class Shares	1,000.00	1,015.58	1.92%	9.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who maybe deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2012.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]

INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]

INDEPENDENT BOARD MEMBERS[3]

CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

JOSEPH T. GRAUSE JR. 60 yrs. old	Trustee (Since 2011)	Self-employed sonsultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1194.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]

INDEPENDENT BOARD MEMBERS[3]

BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer

OFFICERS (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003. Senior Investments Analyst - Equity Team, SEI Investments, from March 2000 to February 2003.	None.

DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.	None.

TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.	None.

KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.	None.

JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney - SEI Investments Company since 2001.	None.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)

0.02%	99.98%	100.00%	16.29%	16.04%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund — AlphaOne Micro Cap Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2012. Complete information will be computed and reported with your 2012 Form 1099-DIV.

The AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-4-ALPHAONE

Adviser:

AlphaOne Investment Services, LLC

One Tower Bridge

100 Front Street, Suite 1250

West Conshohocken, PA 19428

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

ACP-AR-001-0200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.